Net finance expense	12 Months Ended
Dec. 31, 2022
Net finance expense
Net finance expense

6.  Net finance expense

	Year ended December 31,
	2022	2021	2020
	$’m	$’m	$’m
Senior Secured Green and Senior Green Notes	113	72	—
Interest on related party borrowings	—	43	146
Net pension interest cost (note 20)	3	3	3
Foreign currency translation losses/(gains)	3	49	(93)
Losses on derivative financial instruments	—	—	5
Other net finance expense	19	11	9
Net finance expense before exceptional items	138	178	70
Exceptional finance (income)/expense (note 5)	(218)	57	—
Net finance (income)/expense	(80)	235	70

During the year ended December 31, 2022 the total amount of interest paid to related parties was $nil (2021: $43 million; 2020: $146 million).

During the year ended December 31, 2022, the Group recognized $12 million (2021: $8 million; 2020: $6 million) related to lease liabilities within other finance expense and interest paid in cash used in operating activities.